Exhibit 99.1

Imprimis Pharmaceuticals, Inc.
“A Unique Approach to 505(b)(2)”
July 2013
Mark L. Baum, C.E.O.

Safe Harbor Statement
This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from our expectations and projections.
Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include the difficulties related to the Company’s ability to obtain regulatory approval to market Impracor™, capitalize on its perceived potential benefits arising from its relationship with Professional Compounding Centers of America,
Inc., leverage compounded generic drugs to create a development pipeline and otherwise pursue its business plan, and leverage its Accudel technology in the development of potential product candidates. In addition, the outcome of the final analyses of the data from the past and future Phase 3 clinical trial may vary from the
Company’s initial conclusions, the FDA may not agree with the Company’s interpretation of such results or may challenge the adequacy of the Company’s future Impracor clinical trial design or the execution of the same clinical trials, the FDA may require the Company to complete additional clinical trials for Impracor before the Company can submit a 505(b)(2) NDA application, the results of any future clinical trials may not be favorable and the
Company may never receive regulatory approval for Impracor™, the Company may be unable to raise additional funding to complete its product development plans, or be unable to acquire, develop or commercialize new products and or enter into strategic alliances and transactions. Other risks include uncertainties inherent in pre-
clinical studies and clinical trials, difficulties in conducting its clinical trials, unexpected new data, safety and technical issues, competition and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the
Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on
Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC’s web site at
www.sec.gov.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, given these risks and uncertainties. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update any forward-looking statements as a result of new information or future events or developments.
 © Imprimis Pharmaceuticals, Inc. | *

Imprimis Overview
 © Imprimis Pharmaceuticals, Inc. | *

Imprimis Snapshot
 © Imprimis Pharmaceuticals, Inc. | *
• Approx. $19.0M in cash as of 03/31/13
• Nominal debt; no preferred instruments
• Phase 3 topical NSAID pivotal to start in Q3 2013
• Exclusive commercial rights to PCCA development IP
 • 10,000+ drug formulations
 • 10+ drug delivery technologies
 • Vast market “unmet need” database
• Exclusive access to review PCCA member IP
• Experienced science and management teams

imprimis
PHARMACEUTICALS
GENERIC
High Risk
High Margin

Imprimis Overview
 © Imprimis Pharmaceuticals, Inc. | *
Low Risk
Low Margin
505(b)(2) … Lower Risk | Higher Margin
Our mission is to develop proprietary drugs using the
FDA 505(b)(2) drug development pathway

Less Development Time & Lower Cost
Application	505(b)(1) NDA	505(b)(2) NDA	505(j) ANDA
New Chemical Entity (NCE)	Yes	Yes/No (Rely on RLD and Prior Investigation)	No (RLD is off patent)
New Indication	Yes	Yes	No
New Form/Dose	Yes	Yes	No
Required Data for Approval	• Complete Pharmacology • Complete Preclinical Safety, including long term carcinogenicity in 2 species • Complete analytical development and quality manufacturing • Complete Phase 1-3 clinical trials
• Data from published literature
• FDA findings on efficacy/safety of
 approved drug/formulation
• Studies to support change
 • Dermal/Eye Safety (topical drugs)
 • Clinical Efficacy/Safety
 • CMC (3 registration batches with
 stability data)
• Bioequivalence
• 505(b)(2) products can have Orange Book-listed patents, can enjoy 30-month protection against generic competitors; NCE (5 yrs); Orphan Drug (7 yrs); Pediatric Extension (6 mos.)

• 505(b)(2) Development Budget Comparison: $2-7M versus $100M+ for (b)(1)
 © Imprimis Pharmaceuticals, Inc. | 6

Testim® 1%
(testosterone gel)

Minoxidil

NUEDEXTA™
(dextromethorphan HBr and quinidine sulfate) Capsules

TESTOPEL®
(testosterone pellets)

Crinone®
progesterone gel 8%

With Adhesive
Testoderm® CIII
Testosterone Transdermal System

Prometrium®
PROGESTERONE, USP

FDA-Approved
Makena™
hydroxyprogesterone caproate injection
Every week counts

Caverject® Sterile Powder
alprostadil for injection

Imprimis Development Model
 © Imprimis Pharmaceuticals, Inc. | *
Imprimis Brings Innovation
from Pharmaceutical Compounders
to the >$300B U.S. Pharmaceutical Industry
Pharmaceutical
Compounders
1%
99%

PCCA Strategic Relationship
• Professional Compounding Centers of America
 (PCCA) is the largest compounding pharmacy
 organization in North America
1. Supply chemicals, equipment, accredited training, software, and business/pharmacy consulting assistance
• Over 4,000 pharmacy businesses/chains worldwide
• PCCA relationship gives Imprimis exclusive access to:
 1. Proprietary and proven drug formulations
 2. Proprietary and proven drug delivery technologies
 (Lipoderm® and others)
 3. Market data (>100,000 inbound calls per year)
 4. Analytics (Eagle Analytics)
 5. Exclusive access to review PCCA member IP
• Our strategic relationship is exclusive
• PCCA invested $4M into Imprimis at $4.80 per share
505(b)(2) Focused
Proprietary Drug Pipeline
+
 © Imprimis Pharmaceuticals, Inc. | *

Imprimis Vision
 © Imprimis Pharmaceuticals, Inc. | *
 Drive Shareholder Value
•Monetize vast 505(b)(2)
development assets
 • Selectively internal
 development
 • Partner
 • Out-license
 Improve Patient Care
•Novel drug administration
 • Reduce or eliminate
 negative side effect
 profiles
 • Increase therapeutic
 benefit to patients

Y-Axis: Health Categories

Step 2:

- **IP Considerations**
- **CMC and Drug Master File (DMF)**
- **Regulatory Climate**
- **Market Considerations**
  - Refill Data
- **Trial Design and Execution**

© ImprimisPharmaceuticals,Inc. | *

Monetizing the PCCA Relationship
Step 1: Opportunity Matrix
  X-Axis: Drug Administration
 • Competition
 • Reimbursement Landscape
 • Dollar Size
 • Number of Annual RX
Internally Develop
Partner, Out-License

- Formulation and Analytics

Internal
PCCA
External (Non-PCCA)

Market Economics
CMC
Payer Landscape
Non-Clinical
Candidate
BD
Regulatory 505(b)(2)
IP
Clinical
Capital Budgeting
Define Specific Project Goals
Build Development Team
Project

Pre-IND

- CMC Formulations (Stability)
- Safety & Tox (Animals)
- Define Clinical Development Plan

IND

- File IND
- Implement Human Clinical Proof of Concept Study
- Pharmacokinetics Study

© ImprimisPharmaceuticals,Inc. | 11

Imprimis Growth & Development Process
Ideas
Candidates
Projects
• Market Data
• Drug Master File
• Field Experience
• Out-License or Develop
• Complete Phase 3
• NDA via 505(b)(2)
• Market Launch/Partner
NDA & LAUNCH
Candidate

Imprimis Pipeline
 © Imprimis Pharmaceuticals, Inc. | *

Imprimis Pipeline
Therapeutic Area	Compound	Indication	Market Analysis
PAIN	IPI110 Impracor™, Ketoprofen 10% Cream	Sprains, Strains and Joint Pain	$10B US NSAID Market Transitioning to Topicals due to high incidence of AEs Voltaren Gel has 75% Rx Share Topical NSAID market may exceed $1B by 2015
OPHTHALMOLOGY	IPI004** Corticosteroid + Antibiotic	Prophylaxis of Post- Operative Complication following Cataract, Glaucoma, and Retinal Surgery
19M Global Cataract Surgeries (2011); $200-
$300/drugs/US surgery

Growing Market due to Aging Pop. and Demand to have
surgery at an earlier age

Combination (single injection) will minimize risk for injury and infection versus multiple injections

WOUND HEALING	IPI120 Tranexamic Acid + Antibiotic	Topical wound care treatment of genetic and acquired bleeding disorders	$9B Global Bleeding and Clotting Disorders Market $17B US Wound Care Market 7M American suffering from chronic wound, annually
** Imprimis has an exclusive option and right to negotiate to acquire this drug formulation and intellectual property based on substantially prenegotiated terms.
 © Imprimis Pharmaceuticals, Inc. | *
Additional compounds in late stage assessment are in the therapeutic areas of
Pain and Sexual Dysfunction

Improving Patient Care:
Impracor™ Phase 3
Topical NSAID
 © Imprimis Pharmaceuticals, Inc. | *

US Topical NSAID Total Prescription Volume
December 2007 - May 2013

Voltaren Supply Failure
Total Dispensed Prescriptions
450,000
425,000
400,000
375,000
350,000
325,000
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
FLECTOR
PENNSAID
VOLTAREN
SOLARAZE
Total

Source: Wolters-Kluwer PHAST

The Topical NSAID Market
 © Imprimis Pharmaceuticals, Inc. | 15

The Case for Impracor™
 © Imprimis Pharmaceuticals, Inc. | *
 • Market Analysis:
 • The $10B+ US NSAID Market is Transitioning to Topicals
 • Voltaren Gel (1% diclofenac) has ~75% Rx share
 • FDA Guidance: Voltaren™ generics must complete clinical trials prior to ANDA
 • Despite Suboptimal Products, U.S. Topical NSAID Market is Growing
 • 2016 Topical NSAID Market Possibly >$1B
 • There is a compelling unmet need for an effective semi-solid NSAID
Factor	Impracor™	Voltaren®
Delivery Technology	Patented Accudel™ Micelles	None; Alcohol
API	10% Ketoprofen	1% Diclofenac
COX Selectivity	Cox 1	Cox 2
Smell	Neutral	Insect Repellant
Tactile	Smooth	Greasy

Impracor™ Phase 3 Program
Initial Phase 3 Trial
• mITT analysis: p=0.038
• Per protocol analysis: p=0.034
New Acute Pain Clinical Trials to Achieve FDA Approval
• Two adequate/well controlled acute pain trials (one in label)
• Leading pain trial experts have designed protocol
• Use proprietary tools to reduce placebo effect
• Seek “sprains, strains and joint pain” label
• Could be the only acute pain topical NSAID (if FDA approved)
• OA Flare trial protocol IRB Approved
 © Imprimis Pharmaceuticals, Inc. | *
Phase 3 Clinical Trials Planned - Q3 2013
Trial Data - 1H 2014

Executive Team and
Select Financial Data
 © Imprimis Pharmaceuticals, Inc. | *

Management Team Snapshot
Strong operational and management experience within our leadership group
Compensation weighted in equity
Chief Executive Officer: Mark L. Baum, J.D.
15+ Years of Senior Executive Experience; Founder/President, YesRx.com (1999)
Founder of 3 private investment funds; Restructured numerous companies (private-to-public)
Responsible for Restructuring Imprimis, including ~$24M new equity investment and PCCA transaction
Senior Advisor, Pre-Clinical Services: Balbir Brar, D.V.M., Ph.D.
25 Years of Senior Drug Development Experience
Senior Positions: Lederle/Wyeth, SmithKline & Beckman, and Allergan
Drugs: Botox, Ketorolac (Cataracts), Restasis (Dry Eye), Lumigam, Latisse, Alphagan and 8 other drugs
Chief Medical Officer: Joachim P.H. Schupp, M.D.
Senior Positions: Ciba-Geigy, Novartis, ProSanos, Adventrx, Apricus Biosciences
Drugs: Voltaren line extensions, Apligraf, Femara, Exjade and Sandoglobulin
VP, Accounting and Public Reporting: Andrew R. Boll
8+ years of experience in small capitalization company financial reporting; focus on restructured businesses;
Led forensic-type accounting and financial reporting of historical Imprimis records during restructuring
VP, Corporate Development: Gary Seelhorst, MS, MBA
15+ years of clinical and corporate development experience with both large-cap pharmaceutical companies
(e.g. Eli Lilly and Pfizer) as well as start-up ventures including extensive capital raising, licensing, and M&A transactions
 © Imprimis Pharmaceuticals, Inc. | *

Clinical and Regulatory Team Snapshot
Senior Regulatory Advisor: Lee S. Simon, M.D.
FDA Division Director of Analgesic, Anti-Inflammatory & Ophthalmologic Drug Products (2001-2003)
Served on multiple FDA advisory committees; 12 years as an NIH funded investigator
Senior consultant to Pharmacia/Searle on COX-2 development
Two terms on the BOD of the American College of Rheumatology; 110 Original Publications
Senior Clinical Advisor: Roy D. Altman, M.D.
Professor of Medicine, Division of Rheumatology/Immunology at UCLA ; 35+ yrs clinical experience
Founding Member/Past President of the Osteoarthritis Research Society International
Chairman for the Design and Conduct of Clinical Trials in Osteoarthritis as well as the Chairman on
Clinical Trials in Osteoarthritis; Over 200 juried manuscripts and over 60 books
Edited the 4th edition of Osteoarthritis: Diagnosis and Management.
Co-editor:Seminars in Arthritis and Rheumatism and Editor and Chief of Osteoarthritis and Cartilage
Senior Clinical Advisor: Marc C. Hochberg, M.D.
Faculty, The Johns Hopkins University SOM & University of Maryland SOM
Head of the Division of Rheumatology and Clinical Immunology at University of Maryland SOM
Focus on clinical epidemiology of musculoskeletal diseases, osteoarthritis and osteoporosis
PI of NIH and Dep’t Vet. Affairs funded studies, and is a Co-investigator on several other studies
Senior Regulatory Advisor: Allan M. Green, M.D., PhD, J.D.
Physician, Attorney, Inventor and Research Scientist
Operating and Management Experience with Numerous Biomedical Companies
Of Counsel to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
Teaches Food and Drug Law at Boston College Law School
 © Imprimis Pharmaceuticals, Inc. | *

Capital Structure
	Capital Structure March 31, 2013 (Unaudited)	Percent
Common Shares	8,888,250	82.72%
Total Restricted Stock Units	200,000	1.86%
Total Options & Warrants - Weighted Avg. Ex. Price $5.42	1,656,258	15.42%
Total Common Shares - Diluted	10,744,508	100.00%

 © Imprimis Pharmaceuticals, Inc. | *

Summary
 © Imprimis Pharmaceuticals, Inc. | *
• Imprimis is a Company with Vision
• Unique Drug Development Model
• Near Term Catalysts
• Robust and Compelling Development Assets
• Key Strategic Relationships
• Cash Resources to Execute
• Highly Capable Team

Questions & Discussion
Imprimis Pharmaceuticals, Inc.
Delivering Safe, Effective and Direct Solutions
FOR MORE INFORMATION CONTACT:
Mark L. Baum, J.D.
(858) 433-2816 - Direct
mark@imprimispharma.com
 © Imprimis Pharmaceuticals, Inc. | *

Appendix - Investment
Summary & Support
 © Imprimis Pharmaceuticals, Inc. | A1

Accudel™ Topical
Delivery Technology
 © Imprimis Pharmaceuticals, Inc. | A2

Hydrophilic head
Aqueous solution
Hydrophobic tail

Hydrophilic head
Organic solvent
Hydrophobic tail

Introduction to Accudel™
Pluronic Lecithin Organogel (PLO) Platform
Lipophillic APIs
Hydrophillic APIs
Pluronic Phase
Lecithin Phase
• Accudel™ is a cream that “carries” drugs
 through the skin, penetrating to the problem site
• Pluronic Lecithin Organogel (PLO) drug carrier
• Accommodates different size molecules and large
 quantities of active drugs
• Works with drugs with different physicochemical
 properties
• Quickly absorbed and aesthetically pleasing
• Low toxicity and biodegradable; components are
 non-immunogenic and are “Generally Regarded
 As Safe” (GRAS) by the US FDA
• Thermodynamically stable, insensitive to moisture
 and resistant to microbial contamination
Drug
 © Imprimis Pharmaceuticals, Inc. | A3
Lecithin Phase
Drug
Pluronic Phase

Introduction to Accudel™
In Vitro Penetration Data for Impracor™ and
 European Marketed Products (Fastum®, Ketum®, Oruvail®)
• 63% - 70% of ketoprofen in Impracor that was available for release diffused through the membrane (0.45 μ Nylon) of a
 Franz Cell Apparatus within 4 hoursi.
• (Fastum, Ketum, Oruvail) 2.5% topical ketoprofen were tested in a Franz Cell Apparatus (Silicon membrane). Less than 20%
 of ketoprofen present in the formulation was made available to diffuse out of the formulation into the receptor phase in the un-
 ionized formii.
i. DPT Study Report TC.0706.01
ii. Thesis Tettey-Amlalo, Dec 2005
Faculty of Pharmacy Rhodes University, Grahamstown
 © Imprimis Pharmaceuticals, Inc. | A4

Impracor™ Topical
NSAID
Competition and Market
 © Imprimis Pharmaceuticals, Inc. | A5

Inhaled
Oral
Lung
Liver
Heart
Kidney
Stomach
Intravenous
Intestines

Advil
Tablets

CELEBREX

Motrin IB

ALEVE
STRENGTH TO LAST ALL DAY

The Problem With Oral NSAIDs
 Solution is to deliver NSAIDs topically to the specific site of pain or inflammation
Fact: Extremely Large Population Uses NSAIDs
•70 Million prescriptions for NSAIDs each year in US (Wiegard in Medscape)
•Regularly used by more than 60M Americans (Arch Intern Med. 2005;165:171-177)
•70% of all 65+ Year Olds Take NSAIDs Weekly
•Usage of oral NSAIDs is increasing
Result: Toxicity to Gastro Intestinal (GI) Tract, Kidneys and Liver
•Over 100,000 per year are hospitalized from NSAID complications
•Hospitalizations alone cost more than $2B per year
•Over 16,000 deaths every year from GI NSAID complications
•NSAID GI Toxicity - the 15th most common cause of death in US
Widespread Usage With Serious Side Effects
 © Imprimis Pharmaceuticals, Inc. | A6

Competitive Landscape
10% Ketoprofen
Cream
Proprietary
Safe / Cutaneous
Elegant Formulation
Convenient / Cream
Accudel Delivery System
Local AEs 1-2%
Seeking label sprains,
strains, and joint pain
IMPRACOR
(Imprimis)
1.3% Diclofenac
epolamine
10 x 14 cm patch
2 x per day
Fixed one size patch
Adherence issues
Not to be worn in water
Local AEs 11%
Acute soft tissue
injury (positive data
in ankle sprain)
FLECTOR PATCH
(Pfizer/IBSA)
1% Diclofenac
sodium
2-4 gram
4 x per day =
16 grams/day
Large Quantities
Sticky / Greasy
Odor / Staining
Local AEs 7%
Chronic OA of hand
and knee
VOLTAREN GEL
(Endo/Novartis)
1.5% Diclofenac
sodium
40 drops of liquid
(10 drops to each of 4 sides of knee)
3-4 x per day =
160 drops/day
Dimethyl sulfoxide
(DMSO); Safety concerns
Complicated application
Causes garlic taste/breath
Local AEs 47%
Chronic OA of knee
PENNSAID
(Covidien/Nuvo)
 © Imprimis Pharmaceuticals, Inc. | A7

Ketoprofen vs. Ibuprofen
“Meta-analysis of 26 trials (n=2,853) … showed that Ketoprofen was significantly better than all other topical NSAIDs. In terms of efficacy,
Ketoprofen was significantly better than ibuprofen, felbinac, piroxicam and indomethacin.”
Topical NSAIDs for acute pain: a meta-analysis
Lorna Mason, R Andrew Moore*, Jayne E Edwards, Sheena Derry and Henry J McQuay
BMC Family Practice 2004, 5:10

The Impracor Solution
 Ketoprofen vs. Diclofenac
 The proportion of participants experiencing successful treatment with topical ketoprofen in seven clinical studies was 73% (251/346, range 57% to 89%)
 The proportion of participants experiencing successful treatment with topical diclofenac in three clinical studies was 52% (166/319, range 39% to 92%)
Ketoprofen is a Superior Active Ingredient
 © Imprimis Pharmaceuticals, Inc. | A8
Topical NSAIDs for acute pain in adults.
Massey T, Derry S, Moore RA, McQuay HJ
Cochrane Database Syst Rev. 2010;6:CD007402

Additional Impracor™
Clinical Materials
 © Imprimis Pharmaceuticals, Inc. | A9

Topical NSAIDs in Acute OA Knee Pain Model
 © Imprimis Pharmaceuticals, Inc. | A10
	Ketoprofen 20% Patch (ENDO)	Ketoprofen Transfersome Gel, Diractin™ (IDEA)	Diclofenac Solution Pennsaid™ (Nuvo)
Phase	3	2/3	2
Study Dates	Aug 2006 - May 2007	Jul 2003 - Jan 2004	Jul 2010 - Mar 2011
# of Subjects/ Age	309 / above 18 years	397/ above 40 years	248 / 18 -80 years
Regimen/ Duration	Ketoprofen Patch applied o.d. 4 weeks	110 mg ketoprofen b.i.d. (n=138) 6 weeks (1 placebo capsule b.i.d. 100 mg celecoxib capsule b.i.d.)	1.3 mL applied to front, back and sides of knee b.i.d. (n=84) Vehicle and placebo controlled 4 weeks
Selection	Diagnosis of knee (unilateral or bilateral), CRO: PPD	Morning stiffness < 30’, crepitus, at least 3 on Likert’s 5 point scale, not on NSAIDS	Patients using NSAIDs underwent a 1-week washout This was a non-flare study
Primary Endpoint	WOMAC (pain) week 2	WOMAC (pain ) week 6•	WOMAC (pain ) week 4
Secondary Endpoints	Pain Intensity/ relief (diary) WOMAC (function), Rescue Medication, quality of sleep, lost days of work. Pat./Phys. global assessment	WOMAC (function)-week 6. Patient global assessment (5 Point Likert)•	WOMAC (stiffness) , WOMAC (function), WOMAC (pain on walking) - - week 4 Patient global assessment Pain assessment 11 point scale
Conclusions	ITT Primary Endpoint met: Significant differences vs placebo (p=0.014). All secondary endpoints met. Previously two Phase 3 sprain/strain trials failed, program discontinued. ENDO 10Q 2007
WOMAC pain LS mean reduction - 18.2 (-22.1 to -
14.3), -20.3 (-24.3 to -16.2) and -9.9 (-13.9 to -
5.8) osteoarthritis (p <0.01)
All WOMAC subscale scores were normalized to
a scale of 0 to 100 by dividing the sum subscale
score by the number of questions of each score.
Ann Rheum Dis. 2007; 66(9): 1178-83.
Swissmedic approval based on single study

WOMAC pain reduction (5-Point Likert) from
baseline (-3.9 [- 4.8 to -2.9]) compared with vehicle
-control solution (-2.5 [- 3.3 to -1.7]; p = 0.023) or
the placebo solution (-2.5 [-3.3 to -1.7]; p = 0.016).
CMAJ • AUG. 17, 2004; 171 (4)
5 Phase 3 trials have achieved all 3 primary end
points in OA.

Initial Phase 3 Trial
Design:	Randomized, double-blind, placebo-controlled at 26 sites
Study Population:
Efficacy, n = 361
Uncomplicated acute soft tissue injuries
Ankle (n=97), Shoulder (n=87), Knee (n=59), Wrist (n=57), Elbow (n=30), Calf/Anterior Tibialis
(n=11), Hamstring/Quadriceps (n=8), Forearm (n=5), Biceps/Triceps (n=3), Hand (n=3)

Safety, n = 364
Ranging in age from 18 - 75 years

Key Entry Criteria:	Injury occurred within 72 hours, pain intensity ≥ 60mm on 100 mm Visual Analogue Scale (VAS); no intake of unallowable medication
Dosing Regimen:	Impracor vs. Placebo (Vehicle) cream, 1g t.i.d. x 7 days
Primary Endpoint:	Change from baseline in pain intensity during daily activities on Day 3 office visit (+1, +2 days) with 100 mm VAS measurement
Secondary Endpoints:	• Change from baseline in three times daily pain intensity immediately prior to medication • Various other treatment satisfaction and safety assessments • Pharmacokinetics in subset of patients
Sprain-Strain Soft Tissue Study
 © Imprimis Pharmaceuticals, Inc. | A11

Incidence Cutaneous Adverse Events (%)
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1%
2%
11%
12%
7%
2%
47%
9%
Impracor Cream
Placebo Cream
Flector Patch
Placebo Patch**
Voltaren Gel
Placebo Gel
PennSaid Solution
Placebo Solution

Safety: Low Incidence of Adverse Events
* Clinical Study Report: TDLP-110-001, September 2010
** Prescribing Information for Flector Patch, Voltaren Gel and Pennsaid Solution
• No related gastrointestinal (GI), cardiac, liver, or other serious AEs
• Low incidence of cutaneous AEs
 © Imprimis Pharmaceuticals, Inc. | A12
1g, 3x daily
180mg, 2x daily
4g, 4x daily
40 drops, 4x daily
**
**
**
**
**
*
*

Impracor vs. Oral Ketoprofen: *1-2% of the Oral Dose*

Ketoprofen plasma cMax (ng/mL)
4500
4000
3500
3000
2500
2000
1500
1000
500
0
30.7
53.1
3400
3900
200 mg (16hr)
50 mg q.i.d. (16hr)

Pharmacokinetics: Low Systemic
Absorption
* Cannavino, C. et al. Efficacy of Transdermal Ketoprofen in delayed onset muscular soreness,Clinical Journal of Sports Medicine, 13: 200-208,
 2003 and Clinical Study Report Project No. 990808, Phase 1/2 Study Report Aug 2007
**Orudis ketoprofen extended release capsule/ Oruvail capsule prescription information
Impracor*
10% ketoprofen cream
Oruvail**
1g t.i.d. (48hr)
2g t.i.d. (48hr)
 © Imprimis Pharmaceuticals, Inc. | A13
Orudis**

Additional Corporate
Information
 © Imprimis Pharmaceuticals, Inc. | A14

Board of Directors
Robert J. Kammer, D.D.S. (Co-Founder)
Active Clinical Research & Consulting Practice; Diplomate, American Board of Orofacial Pain
Retired Associate Professor & Course Director - Orofacial Pain, University of Colorado
Mark L. Baum, J.D. (Co-Founder)
15+ Years of Senior Executive Experience
Founder of 3 private investment funds; Restructured numerous companies (private-to-public)
Responsible for Restructuring Imprimis, including $24M New Equity Investment and PCCA transaction
Paul Finnegan, M.D., M.B.A.
Senior Positions: Avalon Ventures, Alexion, Pharmacia/Searle); Univ. of Chicago MBA
Drugs: Celebrex, Bextra, Arthrotec, Soliris, Inspra and Aldactone/Soldactone
Jeff Abrams, M.D.
Director since 1998; Co-developer of Accudel drug delivery technology and Impracor topical NSAID
Stephen Austin, C.P.A.
Audit Committee Chairman; Significant BOD Experience; Partner, Swenson Advisors, LLP since May
1998
Manages audit, SEC, Sarbanes-Oxley and business consulting engagements with a focus on technology, manufacturing, service, real estate, social media and non-profit organizations
Gus S. Bassani, Pharm.D
Shareholder in PCCA; Vice-President of Consulting, R&D and Formulations at PCCA
Member of the 2010 - 2015 United States Pharmacopeia (USP) Council of Experts
 © Imprimis Pharmaceuticals, Inc. | A15

Balance Sheet
ASSETS	March 31, 2013
Current Assets
Cash and short term investments	$19,029,031
Other assets	217,540
TOTAL ASSETS	$19,246,579
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and other accruals	$848,549
TOTAL LIABILITIES	848,549
Stockholder’s Equity
Common stock, $0.001 par value, 395,000,000 shares authorized,
8,888,250 shares issued and outstanding	8,888
Additional paid-in capital	43,958,891
Deficit accumulated during the development stage	(25,569,749)
TOTAL STOCKHOLDERS' EQUITY	18,398,030
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$19,246,579
 © Imprimis Pharmaceuticals, Inc. | A16
(Unaudited and Abbreviated)